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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 15, 1996


               Prudential Securities Secured Financing Corporation
             (Exact name of registrant as specified in its charter)

         Delaware                     33-91148                 13-3526694
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
     of Incorporation)               File Number)           Identification No.)

    One New York Plaza
    New York, New York                                           10292
   (Address of Principal                                       (Zip Code)
     Executive Offices)

        Registrant's telephone number, including area code (212) 214-7435

                                    No Change

          (Former name or former address, if changed since last report)

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     Item 2. Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Loans

     Prudential Securities Secured Financing Corporation registered issuances of up to $500,000,000 principal amount of Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statements on Form S-3 (Registration File No. 33-91148) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, Irwin Home Equity Corporation Trust 1996-1 (the "Trust") issued approximately $140,000,000 in aggregate principal amount of its Mortgage Pass-Through Certificates, Series 1996-1 (the "Certificates"), on October 15, 1996. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statement.

     The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.1, dated as of October 1, 1996, between Prudential Securities Secured Financing Corporation, Irwin Home Equity Corporation, in its capacity as servicer (the "Servicer"), and The Chase Manhattan Bank, in its capacity as trustee (the "Trustee"). The Certificates consist of three classes of senior Certificates, the Class A-1 Certificates (the "Class A-1 Certificates"), the Class A-2 Certificates (the "Class A-2 Certificates") and the Class A-3 Certificates (the "Class A-3 Certificates", and together with the Class A-1 Certificates and the Class A-2 Certificates, the "Class A Certificates") and one class of subordinated Certificates (the "Class R Certificates"). Only the Class A Certificates are being offered hereby. The Certificates initially evidence, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust.

     The assets of the Trust will be primarily (i) a pool of home equity floating rate revolving credit line loans (the "HELOCs") and (ii) a pool of closed end fexed rate home equity loans (the "HELs", and together with the HELOCs, the "Mortgage Loans") secured in either case by mortgages on residential one-to-four-family properties (the "Mortgaged Properties").

     Interest distributions on the Class A Certificates are based on the applicable Certificate Principal Balance and the then applicable Pass-Through Rate. The Pass-Through Rate is adjustable for the Class A-1 Certificates, 6.65% for the Class A-2 Certificates and 7.325% for the Class A-3 Certificates.

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     The Class A-1 Certificates have an aggregate principal amount of
$76,000,000, the Class A-2 Certificates have an aggregate principal amount of $47,000,000, and the Class A-3 Certificates have an aggregate principal amount of $17,000,000.

     As of the Closing Date, the Mortgage Loans possessed the characteristics described in the Prospectus dated August 4, 1995 and the Prospectus Supplement dated October 9, 1996 filed pursuant to Rule 424(b)(2) of the Act on October 10, 1996.

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:

     1.1 Underwriting Agreement, dated October 8, 1996, between Prudential Securities Secured Financing Corporation and Prudential Securities Incorporated.

     4.1 Pooling and Servicing Agreement, dated as of October 1, 1996, between Prudential Securities Secured Financing Corporation, Irwin Home Equity Corporation, as servicer, and The Chase Manhattan Bank, as trustee.

     4.2 Purchase and Sale Agreement, dated as of October 1, 1996, between Prudential Securities Secured Financing Corporation, and IHE Funding Corp.

     4.3 Indemnification Agreement, dated as of October 15, 1996, among Financial Security Assurance Inc., Irwin Home Equity Corporation and Prudential Securities Incorporated.

     4.4 Class A-1 Certificate Insurance Policy.

     4.5 Group II Certificate Insurance Policy.

     23.1 Consent of Coopers & Lybrand L.L.P. regarding financial statements of the Financial Security Assurance Inc. and their report.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PRUDENTIAL SECURITIES SECURED FINANCING
                                    CORPORATION
                                    --------------------------------------------
                                    As Depositor and on behalf of Irwin
                                    Home Equity Corporation Trust 1996-1
                                    Registrant

                                    By: /s/ Norman Chaleff
                                       ------------------------
                                       Name:  Norman Chaleff
                                       Title:  Vice President

Dated: October 29, 1996


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                                  EXHIBIT INDEX

      Exhibit No.          Description                                  Page No.
      -----------          -----------                                  --------

          1.1              Underwriting Agreement, dated October            7
                           8, 1996, between Prudential Securities
                           Secured Financing Corporation and
                           Prudential Securities Incorporated.


          4.1              Pooling and Servicing Agreement, dated          30
                           as of October 1, 1996, between
                           Prudential Securities Secured
                           Financing Corporation, Irwin Home
                           Equity Corporation, as servicer, and
                           The Chase Manhattan Bank, as trustee.


          4.2              Purchase and Sale Agreement, dated as          189
                           of October 1, 1996, between Prudential
                           Securities Secured Financing
                           Corporation, and IHE Funding Corp.


          4.3              Indemnification Agreement, dated as of         237
                           October 15, 1996, among Financial
                           Security Assurance Inc., Irwin Home
                           Equity Corporation and Prudential
                           Securities Incorporated.

          4.4              Class A-1 Certificate Insurance Policy         250

          4.5              Group II Certificate Insurance Policy.         256

          23.1             Consent of Coopers & Lybrand L.L.P.            262
                           regarding financial statements of the
                           Financial Security Assurance Inc. and
                           their report.